UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 24, 2023

JANOVER INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41748	83-2676794
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6401 Congress Avenue, Suite 250 Boca Raton, Florida	33487
(Address of registrant’s principal executive office)	(Zip code)

(844) 885-6875
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	JNVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 24, 2023, Janover Inc., a Delaware corporation (the “
Company
”), entered into an underwriting agreement (the “
Underwriting Agreement
”) with Spartan Capital Securities, LLC ("
Spartan
”), and R.F. Lafferty & Co., Inc. (“
RF Lafferty
”, collectively with Spartan, the “
Representatives
”), as representatives of the underwriters named on Schedule 1 thereto, relating to the Company’s initial public offering (the “
Offering
”) of 1,412,500 shares (the “
Shares
”) of the Company’s common stock, par value $0.00001 per share, at an Offering price of $4.00 per share. Pursuant to the Underwriting Agreement, in exchange for the Representatives’ firm commitment to purchase the Shares, the Company agreed to sell the Shares to the Representatives at a purchase price of $3.72 (93% of the public offering price per Share of $4.00), and issue the underwriters warrants (the “
Representatives’ Warrants
”) to purchase an aggregate of 70,625 shares of the Company’s common stock, which is equal to five percent (5%) of the Shares sold in the Offering, excluding the over-allotment option, at an exercise price of $4.40, which is equal to 110% of the Offering price. The Representatives’ warrant may be exercised beginning on January 25, 2024, until July 24, 2028.

The Shares were offered and sold pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-267907), as amended (the “
Original Registration Statement
”) and the Company’s Registration Statement on Form S-1MEF (File No. 333-273403) (the “
MEF Registration Statement
” and together with the Original Registration Statement, the “
Registration Statement
”), and filed with the Securities and Exchange Commission (the “
Commission
”) and the final prospectus filed with the Commission pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended (the “
Securities Act
”). The Original Registration Statement was declared effective by the Commission on July 24, 2023 and the MEF Registration became effective upon filing on July 24, 2023. The closing of the Offering for the Shares took place on July 27, 2023. Aggregate gross proceeds from the closing were $5.65 million. The Company intends to use the net proceeds from the Offering for development of new products and improvements to existing products, sales and marketing capabilities, and working capital and general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Company’s officers and directors, certain stockholders who are holders of 5% or more of the outstanding shares of the Company’s common stock prior to the initial public offering have agreed, subject to certain exceptions, not to offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any shares of the Company’s common stock or other securities convertible into or exercisable or exchangeable for shares of its common stock until January 29, 2023 without the prior written consent of the Representatives.

The Underwriting Agreement and the Representatives’ Warrants issued to the Representatives are filed as Exhibits 1.1, 4.1, and 4.2 to this Current Report on Form 8-K (this “
Current Report
”), respectively, and the description of the material terms of the Underwriting Agreement and the underwriters’ warrants are qualified in its entirety by reference to such exhibits.

In addition, certain holders of the Company’s common stock (the “
Selling Stockholders
”), as identified in the Original Registration Statement, have agreed to offer for resale of up to an aggregate of 1,619,590 shares of common stock (the “
Selling Stockholders Shares
”) to the public (the “
Selling Stockholder Offering
”). The Selling Stockholders, or their respective transferees, pledgees, donees or other successors-in-interest, may sell the Selling Stockholders Shares through public or private transactions at prevailing market prices, at prices related to prevailing market prices or at privately negotiated prices.

The material terms of the Selling Stockholder Offering are described in the final prospectus, dated July 24, 2023 (the “
Selling Stockholder Offering Prospectus
”), as filed by the Company with the SEC pursuant to Rule 424(b) under the Securities Act on July 26, 2023. The Selling Stockholder Offering was conducted pursuant to the Original Registration Statement, which contained alternate pages for the Selling Stockholder Offering Prospectus, filed by the Company under the Securities Act and which became effective on such date.

In connection with the Selling Stockholder Offering, the Company registered the Selling Stockholders Shares on behalf of the Selling Stockholders, to be offered and sold by them from time to time, and will not receive any of the proceeds from the sale of the Selling Stockholders Shares by the Selling Stockholders. The Company has agreed to bear all of the expenses incurred in connection with the registration of the Selling Stockholders Shares, and the Selling Stockholders will pay or assume discounts, commissions, fees of underwriters, selling brokers or dealer managers and similar expenses, if any, incurred for the sale of the Selling Stockholders Shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Upon the effectiveness of the Registration Statement, on July 24, 2023 (“
Effective Date
”), William Caragol, Samuel Haskell, Marcelo Lemos. Ned L. Siegel were automatically appointed members of the Company’s Board of Directors (“
Board
”). As of the Effective Date,
William Caragol
, Marcelo Lemos and Ned L. Siegel will serve as members of the Company’s Audit Committee with William Caragol serving as the Chairperson of the Audit Committee.
Marcelo Lemos
, William Caragol and Ned L. Siegel will serve as members of the Compensation Committee of the Board with Marcelo Lemos as a Chairman of the committee. Ned L. Siegel, Samuel Haskell and Marcelo Lemos will serve as members of a Nominating and Corporate Governance Committee with Ned L. Siegel serving as a Chairperson of the committee.

Item 8.01. Other Events.

On July 24, 2023, the Company issued a press release announcing that it had priced the underwritten public offering described in Item 1.01 of this Current Report. The Company’s press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On July 27, 2023, the Company issued a press release announcing that it had closed its underwritten public offering of 1,412,500 shares of common stock, par value $0.00001 per share, at $4.00 per share. The Company received aggregate gross proceeds from the closing of $5.65
m
illion, without deducting underwriting discounts and commissions and fees, and other estimated offering expenses. The Company’s press release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated July 24, 2023.
4.1	Representatives ’ Warrants issued to Spartan Capital Securities, LLC, dated July 27, 2023.
4.2	Representatives ’ Warrants issued to R.F. Lafferty & Co., Inc., dated July 27, 2023.
99.1	Press Release dated July 24, 2023.
99.2	Press Release dated July 27, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2 8 , 2023	JANOVER INC.

	By:	/s/ Blake Janover
	Name:	Blake Janover
	Title:	Chief Executive Officer and President